Exhibit 10.52

*** CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT (INDICATED BY ASTERISKS) HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER 17 C.F.R. SECTIONS 200.80(B)(4), 200.83 AND 230.406.

AMENDED AND RESTATED

UNITED STATES

DISTRIBUTION AGREEMENT

                THIS AMENDED AND RESTATED UNITED STATES DISTRIBUTION AGREEMENT (this “Agreement”) is made as of the 29th day of November, 2004 by and between GENZYME CORPORATION, a corporation duly organized and existing under the laws of the Commonwealth of Massachusetts (“Genzyme”) and INAMED MEDICAL PRODUCTS CORPORATION, a corporation duly organized and existing under the laws of the State of California (the “Distributor”).

                WHEREAS, Genzyme, as assignee of and successor in interest to Biomatrix, Inc. and Inamed, as assignee of an successor in interest to Collagen Corporation, on June 14, 1996 entered into a United States Distribution Agreement (the “Original Agreement”), as amended by Genzyme and Inamed on September 30, 2002 by the Development Agreement and Amendment to United States Distribution Agreement (the “Development Agreement and Amendment”), pursuant to which Genzyme granted to Inamed exclusive promotion, marketing and distribution rights for certain products in the United States on the terms and subject to the conditions set forth therein; and

WHEREAS, Genzyme and the Distributor wish to amend and restate the Original Agreement, as amended, in order to include certain additional products as Agreement Products (as such term is hereinafter defined), and to make such further amendments upon the terms and conditions set forth in this Agreement, which incorporates in its entirety the Original Agreement and Section 16 of the Development Agreement and Amendment.

                NOW, THEREFORE, in consideration of the premises and of the mutual covenants of the parties hereto, it is hereby agreed as follows:

                1.             Definitions and Interpretation.

                1.1.          In this Agreement, the following words and expressions shall have the following meanings:

“Affiliate” shall mean, with respect to any party, any Person which, directly or indirectly, is controlled by, controls or is under common control with such party.  For purposes of this definition, the term “control” (including with correlative meanings, the terms “controlled by” and “under common control with”) shall mean, with respect to any Person, the direct or indirect ownership of more than fifty percent (50%) of the voting or income interest in such Person or the possession otherwise, directly or indirectly, of the power to direct the management or policies of such Person.

“Agreement Products” shall mean (a) the two products made of hylan B and called Hylaform® and Hylaform® Plus, respectively, and (b) the one product made with bacterial hyaluronan that has been cross-linked using the hylan B cross-linking process and called Captique™; the specifications of each of which are set forth on Exhibit A, for use in the correction of wrinkles and depressed scars.  In addition, upon mutual written agreement, the parties may include additional products as “Agreement Products” by attaching the specifications for such product(s) to Exhibit A, which specifications shall including the initial Minimum Price for such additional product(s).  Upon attaching such specifications, each additional product shall be deemed an “Agreement Product” hereunder.

“Agreement Product Specifications” shall mean the specifications for the Agreement Products set forth in Exhibit A, as such specifications may be modified or supplemented by Genzyme from time to time in accordance with Product License Approvals or to reflect any Improved Agreement Product(s).

“Agreement Year” shall mean the twelve (12) month period commencing on  ***
   ***    and each separate successive twelve (12) month period thereafter.

“Binding Forecast” shall mean that term as defined in Section 7.3(a).

“Captique” shall mean the Agreement Product made with bacterial hyaluronan that has been cross-linked using the hylan B cross-linking process and called Captique™.

“Committee” shall mean that term as defined in Section 11.

“Contract Quarter” shall mean, for sales of Agreement Products, the period commencing on         ***          and ending on          ***           and each three (3) month period thereafter throughout the term of this Agreement.

“Dermal Tissue Augmentation Products” shall mean biomaterial(s)                                             ***

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“Development Costs” shall have the meaning set forth in the Development Agreement and Amendment and, for the avoidance of any doubt, shall include the fully loaded costs incurred by either party in connection with maintaining FDA Approvals, including, without limitation, any Phase IV post-marketing clinical trials

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performed in connection with any Agreement Product(s) or Improved Agreement Products.  For the purposes of this definition, “fully loaded costs” shall mean (a) all direct costs of labor, raw materials, supplies, services, fees (including external costs incurred by third parties) and other resources consumed or used in the conduct of the applicable activity, and (b) all indirect costs of rent, utilities, insurance, facility and equipment depreciation, administrative support and other overhead charges related to the applicable activity.  Indirect costs shall be allocated based upon the portion of such costs directly attributable to the support of the applicable activity.  All cost determinations made hereunder shall be made in accordance with generally accepted accounting principles consistently applied.

“Dollars” and “$” shall mean the lawful currency of the United States of America.

“Effective Date” shall mean          ***

“EU Countries” shall mean, collectively, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, Spain, Sweden and the United Kingdom.

“European Territory” shall mean, collectively, the EU Countries, Switzerland, Norway, Liechtenstein and Iceland.

“FDA” shall mean the U.S. Food and Drug Administration.

“FDA Approval” shall mean, with respect to an Agreement Product, receipt by Genzyme of an approval letter from the FDA to promote, market, distribute and sell such Agreement Product in the Territory.

“Fee Payment Default” shall mean that term as defined in Section 7.1(c).

“Formula Price” shall mean an amount equal to                          ***

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“Hylaform” shall mean the Agreement Product made of hylan B and called Hylaform®.

“Hylaform Plus” shall mean the Agreement Product made of hylan B and called Hylaform® Plus.

“Improved Agreement Product(s)” shall mean (i) any modification of an Agreement Product (that is made entirely from hylan B) regarding the formulation of hylan B in such Agreement Product, that is changes of concentration of the polymer or other changes in the applicable Agreement Product Specifications for such

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Agreement Product, whether or not requiring new regulatory approval in the EU Countries or in the United States, and (ii) any modifications or changes related to the packaging of an Agreement Product, including the syringe used, mode of application or dosage.

“Incremental Royalties” shall mean that term as defined in Section 8.2.

“Initial Term” shall mean that term as defined in Section 3.2.

“International Agreement” means the Distribution Agreement between Genzyme and Distributor, dated as of June 14, 1996, as amended from time to time, relating to the sale of Agreement Products in the EU Countries, Switzerland, Norway, Liechtenstein, Iceland, Australia, New Zealand, Canada, Israel, Argentina, Mexico, Chile and Brazil.

“International Territory” shall mean, collectively, the EU Countries, Switzerland, Norway, Liechtenstein, Iceland, Australia, New Zealand, Japan, Israel, Argentina, Brazil, Chile, Mexico and Canada.

“Launch” shall mean the commencement by the Distributor of sales of an Agreement Product in commercial quantities in the Territory for use in the Territory.

“Minimum Price” shall initially mean (a)                              ***

                           ***                       ($   ***   ) for each Treatment Syringe, (b)   ***

                                              ***                                    ($   ***   ) for each Treatment Syringe, (c) with respect to any Improved Agreement Product(s), the parties shall attempt in good faith to agree in writing upon mutually acceptable minimum pricing, and (d) with respect to any additional Agreement Products added to this Agreement by mutual written consent of the parties, the amount set forth on Exhibit A with respect to such additional Agreement Product.               ***

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                                                                                    ***                                       .  If the Distributor’s rights to distribute the Agreement Products in the Territory become non-exclusive pursuant to Section 2.3, the then applicable Minimum Price payable (i) during the           ***           Agreement Years immediately following such conversion to non-exclusivity shall be adjusted                                  ***
    ***    for each Treatment Syringe, and (ii) during the                   ***
Agreement Years following such conversion to non-exclusivity shall        ***
   ***   ($  ***  ) for each Treatment Syringe.

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“Net Retail Sales” shall mean, with respect to sales of a Dermal Tissue Augmentation Product in the Territory

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“New Products” shall mean any and all Dermal Tissue Augmentation Products made of:

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“Non-Binding Forecast” shall mean that term as defined in Section 7.3(a).

“Patents” shall mean Letters Patent or similar statutory rights relating to any Agreement Products and any Improved Agreement Product(s) (including any continuation-in-part, continuation or division thereof or substitute thereof), and patent applications which are pending as of the Effective Date, in each case as set forth in Exhibit B, together with any supplementary or complementary protection certificates therefor if and when such are granted.

“Person” shall mean an individual, a corporation, limited liability company, a partnership, a trust, an unincorporated organization or a government or any agency or political subdivision thereof.

“Product Guidelines” shall mean the product promotional guidelines jointly developed by Genzyme and the Distributor related to the promotion, marketing and sale of the Agreement Products and any Improved Agreement Product(s) in the United States entitled, “Hylaform® (hylan B gel) Product Family - Product Promotional Guidelines & Style Guide” and any changes in writing thereto mutually agreed upon by the Parties.

“Product License Approvals” shall mean those regulatory approvals required for the importation, promotion, marketing and sale of the Agreement Products and any Improved Agreement Product(s) in the United States (including any reimbursement or pricing approvals).

“Region” shall mean any one of the following countries or groups of countries:  ***

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“Territory” shall mean the United States.

“Trademarks” shall mean (a) the registered trademark Hylaform® and the trademark Captique™, the details of each of which are described in Exhibit B, and

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(b) any other trademarks, as may be agreed upon in writing from time to time by the parties hereto for use by the Distributor in connection with the promotion, marketing and sale of the Agreement Products and any Improved Agreement Product(s) under this Agreement.

“Treatment Syringe” shall mean a ready-for-injection 0.9cc syringe of an Agreement Product.

“United States Consumer Price Index” shall mean the Consumer Price Index, All Items, United States, as published by the Bureau of Labor Statistics.

                1.2.          In this Agreement, unless the context otherwise requires:

                (a)           clause headings are inserted for convenience of reference only and have no legal effect;

                (b)           references to sections, exhibits and schedules are to be construed as references to the sections of, and exhibits and schedules to, this Agreement and references to this Agreement include its exhibits and schedules;

                (c)           references to (or to any specified provision of) this Agreement or any other document shall be construed as references to this Agreement, that provision or that document as in force for the time being and as amended, varied, substituted, supplemented, restated or novated in accordance with the terms thereof or, as the case may be, with the agreement of the relevant parties and (where such consent is, by the terms of this Agreement or the relevant document, required to be obtained as a condition to such amendment being permitted) the prior written consent of Genzyme;

                (d)           words importing the plural shall include the singular and vice versa;

                (e)           references to a person shall be construed as including references to an individual, firm, consortium, company, corporation, unincorporated body of persons or any State or any agency thereof; and

                (f)            references to statutory provisions shall be construed as references to those provisions as replaced, amended or re-enacted from time to time.

                2.             Appointment; Best Efforts; Exclusivity.

                2.1.          Appointment.

                (a)           Subject to the terms and conditions hereinafter set forth, Genzyme hereby appoints the Distributor as its exclusive              ***             (except to the extent set forth in Section 2.3) distributor for the promotion, marketing, sale and distribution within the Territory of the Agreement Products and any Improved Agreement Product(s) supplied by

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Genzyme or an Affiliate of Genzyme to the Distributor pursuant to this Agreement.  Such appointment does not include the right to sublicense or appoint subdistributors except to an Affiliate of Distributor without the approval of Genzyme (and only for such time as such an Affiliate remains an Affiliate of Distributor).

                (b)           Except as specifically provided to the contrary herein, the foregoing appointment shall not be construed, by implication or otherwise, (i) to effect any sale of proprietary Genzyme technology, (ii) to grant any license relating to Genzyme’s proprietary methods of formulating, fabricating and manufacturing the Agreement Products or any Improved Agreement Product(s), or (iii) to grant the Distributor any rights in or to any proprietary technology or patents or trademarks of Genzyme.

                2.2.          Acceptance of Obligations; Best Efforts.  The Distributor hereby accepts the appointment described in Section 2.1 and hereby agrees to use its best efforts at all times during the term hereof to promote, market, sell and distribute the Agreement Products and any Improved Agreement Product(s) in the Territory.  Distributor’s “best efforts” in this Section 2.2 shall mean that Distributor shall use generally the same channels and methods, exercise the same degree of effort and diligence, and adhere to the same standards as Distributor and its Affiliates would apply in distributing their own actively-promoted pharmaceutical products, and shall be such as are commercially reasonable.

                2.3.          Conversion to Non-Exclusive Distributorship.  In the event that in any Agreement Year including and after the    ***    Agreement Year (and so long as (i) no force majeure condition of Distributor exists at such time pursuant to Section 20, (ii) Genzyme has met its supply obligations under Section 7.4 and (iii) Distributor is able to lawfully sell any Agreement Products or any Improved Agreement Product(s) in the Territory), the Distributor’s Net Retail Sales of the Agreement Products and any Improved Agreement Product(s) in the Territory in such Agreement Year comprise less than              ***

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                                                                                                ***                                        , either Genzyme or the Distributor may elect upon        ***          notice, but in any event not later than  ***
                   ***        after the end of the applicable Agreement Year, to convert the Distributor’s distribution rights under this Agreement in the Territory from exclusive to non-exclusive; provided, however, that Distributor may cure, within           ***        after receipt of any such notice from Genzyme, a shortfall of Net Retail Sales with respect to the Territory for an Agreement Year by paying to Genzyme within            ***         after such Agreement Year an amount equal to                                 ***
                       ***                        in such Agreement Year for such Territory; further provided that at Genzyme’s election, Genzyme may refuse to allow such cure if Distributor has taken advantage of such cure provision in each of the two preceding Agreement Years.

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                                                                                     ***                                             .  Upon conversion of Distributor’s rights to a non-exclusive distribution arrangement in the

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Territory, Genzyme shall have the right to distribute the Agreement Products and Improved Agreement Products and/or engage another distributor for the Territory.  From and after the date of a conversion to a non-exclusive distribution arrangement within the Territory, the Distributor shall lose its rights hereunder to promote, market, sell and distribute within the Territory any Improved Agreement Product(s) commercialized on or after such date.  Notwithstanding the foregoing, the Distributor shall retain the exclusive right to use all trademarks under which the Distributor launched the Agreement Products or any Improved Agreement Product(s) in the Territory.

                3.             Term and Termination.

                3.1.          Effective Date.  This Agreement shall take effect as of the Effective Date.

                3.2.          Term.

                (a)           Unless this Agreement is sooner terminated in accordance with the provisions of this Agreement, the term of the appointment hereunder for shall commence on the first day of the first Agreement Year and shall end on the last day of the      ***      Agreement Year (the “Initial Term”).

                (b)           Unless this Agreement is sooner terminated in accordance with the provisions of this Agreement, the appointment of the Distributor hereunder as exclusive distributor of the Agreement Products shall be renewable by the Distributor, at its option, upon written notice to Genzyme received at least           ***        prior to the end of the Initial Term, for an additional consecutive term of         ***        following the date of expiration of the Initial Term, provided that the Distributor shall only be entitled to exercise such renewal option if as of the date of expiration of the Initial Term the Distributor is not in material breach of any of its obligations under this Agreement.  Thereafter, the appointment of the Distributor as exclusive distributor of the Agreement Products shall be renewable upon the expiration of such additional        ***       term, upon written notice to Genzyme received at least     ***
      ***     prior to the end of such term for one additional consecutive renewal term of  ***
*** years, provided that, as of the date of expiration of the first renewal term, the Distributor is not in material breach of any of its obligations under this Agreement.  For the avoidance of any doubt, Distributor’s rights with respect to any Improved Agreement Product(s) commercialized after the commencement of the       ***       Agreement Year shall terminate upon the last day of the       ***       Agreement Year.  Subject to the terms of this Agreement, Distributor shall have the right to continue to sell the Agreement Products and any Improved Agreement Product(s) it is then currently selling.

                (c)           In the event that in any Agreement Year including and after the  ***    Agreement Year (and so long as (i) no force majeure condition of Distributor exists at such time pursuant to Section 20, (ii) Genzyme has met its supply obligations under Section 7.4, and (iii) Distributor is able to lawfully sell any Agreement Product and/or any Improved Agreement Product(s) in the Territory), in the event that the Distributor’s Net Retail Sales of

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the Agreement Products and any Improved Agreement Product(s) in the Territory in any Agreement Year comprise less than                                       ***

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                                          ***                            , the Distributor’s distribution rights (including, without limitation, its right to use the Trademarks) under this Agreement for the Agreement Products and any Improved Agreement Product(s) in the Territory shall terminate upon           ***         notice, but in any event not later than                       ***

                                                                      ***                                                  ; provided, however, that Distributor may cure a shortfall of Net Retail Sales for an Agreement Year by paying to Genzyme an amount equal to                                   ***

                                              ***                                     ; further provided that, at Genzyme’s election, Genzyme may refuse to allow such cure if Distributor has taken advantage of such cure provision in each of the two preceding Agreement Years.      ***

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Upon any such termination of the Distributor’s distribution rights in the Territory, the Distributor’s obligation to pay any royalties pursuant to Sections 8.1 and 8.2 for any sales in the Territory after such termination shall cease, but the Distributor shall remain obligated to pay all such royalties for sales in the Territory accrued prior to such termination.

                (d)           In the event the Distributor has not commenced a Launch of Captique by ***
   ***   , the Distributor’s distribution rights (including, without limitation, its right to use the Captique Trademark) under this Agreement for Captique in the Territory shall terminate upon        ***        notice at the election of Genzyme.

                3.3.          Inventory.

                (a)           Upon termination of this Agreement for any reason, Genzyme shall have the right (but not the obligation) to repurchase all or part of the inventory of the Agreement Products and any Improved Agreement Product(s) held by the Distributor or its Affiliates.

                (b)           The price for inventory to be repurchased by Genzyme pursuant to Section 3.3(a) above shall be the landed cost thereof actually paid by the Distributor to Genzyme.  With respect to any quantities not repurchased by Genzyme, the Distributor shall have the right to sell such inventory of the Agreement Products and any Improved Agreement Product(s), in its usual and customary manner, in the ordinary course of business, for a period of        ***        following termination of this Agreement and notwithstanding such termination the terms and conditions of this Agreement shall apply to such sales.

                3.4.          Insolvency.  This Agreement may be immediately terminated by either party, upon giving written notice to the other party, in the event that the other party shall become insolvent or be declared bankrupt by a court of competent jurisdiction or shall be the subject of any reorganization (other than a corporate reorganization effected in the ordinary course of business and not arising out of any insolvency) or winding up, receivership or dissolution,

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bankruptcy or liquidation proceeding, or any proceeding or action similar to one or more of the above, in which case termination shall be effective upon such written notice.  The failure of either party to give notice of termination upon obtaining knowledge of any such event shall not be interpreted as a waiver of such party’s rights under this Section 3.4, and such party reserves the right to exercise any such rights at any time after the occurrence of any such event.

                3.5.          Breach.  This Agreement may be terminated by either party if the other party shall breach any of its payment obligations hereunder (in the event of a Fee Payment Default, Genzyme shall have the right to terminate only the Distributor’s rights with respect to Captique) or if either party shall commit a material breach of any of its warranties, covenants, conditions, obligations or agreements contained herein, provided that such breach shall continue for a period of                                           ***

                     ***                after written notice thereof and provided further that such termination shall be immediately effective upon further written notice to that effect to the breaching party after its failure to cure such breach within such applicable notice period.

                3.6.          Certain Rights Upon Termination.  Upon termination of this Agreement for any reason whatsoever, Genzyme shall have the following rights:

                (a)           Genzyme shall have the unrestricted right to review, access, use and permit others to review, access and use, either directly or by cross-reference or incorporation or otherwise, all information, data, investigations, preclinical and clinical protocols, marketing information disseminated by Distributor publicly to customers and patients and all information required to be provided to Genzyme by law, information relating to laboratory, animal and human studies, and related regulatory approvals pertaining to the Agreement Products or any Improved Agreement Product(s) (the “Information”) which are possessed or controlled by the Distributor or any of its Affiliates, or to which the Distributor or any of its Affiliates has a right to review, access or use.  The Distributor unconditionally agrees promptly to take any action and to execute and deliver to Genzyme any documents or instruments reasonably requested by Genzyme to permit Genzyme to make full use of such unrestricted right.

                (b)           Further, Genzyme shall have exclusive ownership rights to the Trademarks and to all other product specific logos, slogans and other intangibles used by the Distributor solely in association with the independent sale of the Agreement Products and any Improved Agreement Product(s) (including any and all good will associated with the Agreement Products and any Improved Agreement Product(s) and all registrations relating thereto) possessed or controlled by the Distributor or any of its Affiliates, and the Distributor unconditionally agrees, subject to the provisions of Section 3.3(b), (i) immediately upon termination to cease using the Trademarks and any such logos, slogans, and marketing rights of Genzyme or any imitations thereof and (ii) immediately to execute and deliver to Genzyme any documents or instruments reasonably requested by Genzyme to give full effect to the provisions of this Section 3.6.

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                (c)           In addition, the Distributor unconditionally agrees, subject to the provisions of Section 3.3(b), that it shall, upon the request of Genzyme, immediately inform all relevant regulatory authorities that the Distributor is no longer a distributor of the Agreement Products or the Improved Agreement Product(s) and shall take all action and execute and deliver all documents and instruments necessary in order to transfer to the fullest extent permitted under applicable law all registrations and Product License Approvals, or applications therefor, for the Agreement Products or any Improved Agreement Product(s) to Genzyme or any Person nominated by Genzyme.

                3.7.          Effects of Termination.

                (a)           Upon termination of this Agreement for any reason, the Distributor shall immediately discontinue making any representations regarding its status as a distributor for Genzyme and shall immediately cease conducting any activities with respect to the marketing, promotion, sale or distribution of the Agreement Products and any Improved Agreement Product(s), provided, however, that the Distributor shall be permitted to sell inventory not repurchased by Genzyme in accordance with Section 3.3.

                (b)           Termination of this Agreement shall not affect obligations of either party that may have accrued prior to the effective date of termination.  Subject to Clause 3.8 below, termination of this Agreement shall be in addition to, and shall not be exclusive of or prejudicial to, any other grounds for termination or rights or remedies at law or in equity which either party may have on account of any default of the other party.

                3.8.          Waiver.  The Distributor hereby waives, to the extent it is able to do so under the laws of the United States and other applicable law, any statutory rights it may have or acquire in respect of the termination of the relationship established hereby pursuant to the terms hereof, and agrees that the rights available to it hereunder in the event of such termination are adequate and reflect the agreement of the parties.  The Distributor shall not have any right to claim any indemnity for goodwill or lost profits or any damages arising from the rightful termination of this Agreement in accordance with the terms hereof.

                4.             Payments.  All payments hereunder shall be made in Dollars.  Payments to Genzyme shall be wired to an account designated by Genzyme and the costs of any such remittance shall be borne by the Distributor.

                5.             Withholding. All payments to be made by the Distributor under this Agreement shall be made in full, free and clear of and without any deduction of or withholding for or on account of any taxes levied in any country of the Territory or elsewhere; provided that if the Distributor shall be required by law to make any deduction or withholding from any payment to Genzyme then:

                (a)           the Distributor shall ensure that such deduction or withholding does not exceed the minimum legal liability therefor; and

                (b)           not later than     ***    days before each deduction or withholding of any taxes, the Distributor shall forward to Genzyme such documentary evidence as may be required by Genzyme in respect of the proposed deduction, withholding or payment; and

                (c)           prior to any deduction or withholding the parties shall attempt in good faith to agree upon revised mutually acceptable pricing and/or payment terms.

                6.             Trademarks; Agreement Product Marking; Promotional Information.

                6.1.          Trademarks.  Subject to the provisions of Section 3.6, Genzyme hereby licenses to the Distributor the right to use, and hereby requires solely in association with the independent sale by the Distributor of the Agreement Products and any Improved Agreement Product(s) the use of, the Trademarks in the Territory during the term of this Agreement.  The Distributor agrees that any and all goodwill developed in the Trademarks used by Distributor hereunder shall inure to and be owned by Genzyme.  The Distributor warrants that it shall not use any of the Trademarks at any time outside the Territory or use any of the Trademarks for any products other than the Agreement Products and any Improved Agreement Product(s) within the Territory.  The Distributor shall not use a trademark or other mark (other than a Trademark) in connection with its distribution of the Agreement Products and any Improved Agreement Product(s) unless and until it has been agreed upon in writing by each of the parties and become a Trademark as defined herein.  Genzyme shall prosecute, maintain and defend the Trademarks throughout the Term of this Agreement in the Territory.  The parties shall execute a short form Trademark assignment agreement to the extent that it is necessary to record the Trademark license under this Section 6.1.

                6.2.          Termination of Right to Use Trademarks.  Subject to the sell-out right of Section 3.3(b) and except as otherwise provided in Section 3.6, upon termination of this Agreement, the license to use the Trademarks in the Territory shall terminate, and the Distributor unconditionally agrees promptly to take all necessary action and execute and deliver to Genzyme all necessary documents and instruments to remove the Distributor as a registered user and/or a recorded licensee of the Trademarks and to confirm that the goodwill in the Trademarks shall inure to the benefit of Genzyme.  In the event that the Distributor fails promptly upon written request by Genzyme to comply with any of its agreements in the preceding sentence of this Section 6.2, the Distributor hereby irrevocably consents to Genzyme’s taking any action necessary to give effect to such agreements.

                6.3.          Notice.  Each party hereto agrees promptly to notify the other in writing of any infringements or imitations of the Trademarks by third parties which may come to its attention.

                6.4.          Labelling; Promotional Materials; Approved Use of Agreement Products.

                (a)           Genzyme shall provide the Distributor with copies of labelling masters, packaging, instructions and specifications relating to the Agreement Products and any Improved Agreement Product(s) prior to their use.  The Distributor shall not change or alter

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the packaging or labelling identified in the Product License Approvals without the prior written approval of Genzyme.

(b)           The Distributor shall provide Genzyme with copies of all marketing and promotional material relating to the Agreement Products and any Improved Agreement Product(s) prior to their use.  All marketing and promotional material shall be consistent with the Product Guidelines and the relevant Product License Approvals, and deemed acceptable in such case.  Any marketing and promotional material outside the scope of the Product Guidelines shall require the written approval of Genzyme prior to their use.

                (c)           The Distributor agrees that its promotion, marketing, sale and distribution of the Agreement Products and any Improved Agreement Product(s) in the Territory, and the promotional materials and labelling used in connection therewith, shall be strictly in accordance with the approved use of the Agreement Products and any Improved Agreement Product(s) as specified in the Product License Approvals and as further provided in this Agreement.

                6.5.          Legend.  Subject to applicable laws and regulations in the Territory, all relevant packaging and promotional material for the Agreement Products and any Improved Agreement Product(s) used or sold by the Distributor shall contain (i) all applicable markings needed to keep the Trademarks enforceable throughout the Territory as reasonably specified by Genzyme to the Distributor and (ii) a legend which shall be displayed in a reasonably conspicuous manner on all packaging of such Agreement Products and any Improved Agreement Product(s) containing the corporate identification logo of Genzyme and indicating that such product has been developed and manufactured by Genzyme Corporation, and its affiliates, 500 Kendall Street, Cambridge, Massachusetts 02142 U.S.A.

                6.6.          Promotional Support.  Genzyme and the Distributor shall provide to each other on an ongoing basis and without charge (to the extent not prevented by law or contract from doing so) all medical information relating to the Agreement Products and any Improved Agreement Product(s) (including summary data from studies, clinical trials and the like as well as information regarding adverse events associated with the use of the Agreement Products), the proceedings of all symposia on the Agreement Products and any Improved Agreement Product(s) and all promotional information that is available to such party relating to the Agreement Products and any Improved Agreement Product(s).  In addition, Genzyme and the Distributor shall provide each other with access to such primary data and information in its possession as the other may reasonably request regarding the results of the studies contained in such summary data referred to above.

                6.7.          Recalls of the Agreement Products.

                (a)           If either party in good faith determines that a recall of any Agreement Products and/or any Improved Agreement Product(s) in the Territory is warranted, such party shall immediately notify the other party in writing and shall advise such other party of the reasons underlying its determination that a recall is warranted.  The parties shall consult with each other as to any action to be taken in regard to such a recall, but in any event if after consultations either party in good faith still believes that such a recall should be undertaken, the parties shall cooperate in carrying out such recall.

                (b)           Except as otherwise provided in (c) below, in the event of a recall of any Agreement Product(s) and/or any Improved Agreement Product(s), Genzyme shall correct any deficiency relating to its manufacturing, packaging, testing, labelling, storing or handling of the such Agreement Product(s) and any Improved Agreement Product(s) for which it is responsible, if applicable, and shall at its cost replace the such Agreement Product(s) and any Improved Agreement Product(s) recalled.

                (c)           Genzyme shall reimburse Distributor for all direct costs and expenses (including without limitation shipping, quality control testing and notification costs) incurred by Distributor and its Affiliates as a result of any recall, except where such recall (i) is the result of the failure of Distributor or its Affiliates to comply with their obligations under this Agreement and/or (ii) was opposed by Genzyme and proved to be unwarranted, in which case Distributor shall reimburse Genzyme for all direct costs and expenses (including without limitation shipping, quality control testing and notification costs) incurred by Genzyme and its Affiliates as a result of such recall.

                6.8           Product Vigilance System.  The Distributor shall be responsible for maintaining medical device vigilance systems, as established for the Agreement Products and/or any Improved Agreement Product(s) by Genzyme, and shall promptly provide Genzyme with notice of all product complaints, including medical complaints.  Genzyme shall be solely responsible for processing, analyzing and, if necessary, reporting medical complaints to regulatory authorities.  The Distributor shall provide all necessary support to Genzyme for carrying out such activities.

                7.             Supply of Agreement Products.

                7.1.          General; Fee.

                (a)           Genzyme agrees to sell the Agreement Products and any Improved Agreement Product(s) to the Distributor, on the terms and subject to the conditions set forth herein, for resale by the Distributor within the Territory, and the Distributor shall obtain the Agreement Products and any Improved Agreement Product(s) for resale in the Territory only from Genzyme or its Affiliates.  Genzyme shall not sell the Agreement Products or any Improved Agreement Product(s) itself or supply or license the manufacture of the Agreement Products or any Improved Agreement Product(s) to any third party for resale within the Territory, provided that Genzyme’s obligations under this sentence shall be subject to (i) applicable law and (ii) the provisions of this Agreement, including Section 2.3.

                (b)           Genzyme and the Distributor acknowledge that the payments made by the Distributor as set forth in Section 3.8 of the Development Agreement and Amendment were

made in consideration of certain rights granted by Genzyme under Section 2.1 of this Agreement.     ***

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                                                                                    ***

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(c)           The failure by Genzyme to receive all or any portion of the payments set forth in Section 7.1(b) above shall not invalidate, rescind, diminish or otherwise effect the grant of the distribution rights by Genzyme to Distributor, unless such payment is earned by Genzyme and Distributor subsequently fails to make such payment in a full or timely manner (a “Fee Payment Default”).

(d)           The Distributor shall pay all Development Costs with respect to all Agreement Products and any Improved Agreement Product(s).  Any Development Costs incurred shall be billed to the Distributor        ***       and paid in Dollars within            ***           after the Distributor’s receipt of the invoice for such costs.

                7.2.          Price; Adjustment; Reports; Payment.

                (a)           The supply pricing for the Distributor’s purchase of the Agreement Products and any Improved Agreement Product(s) shall not be less than the greater of (i) the applicable Minimum Price for each Agreement Product or Improved Agreement Product(s), or (ii) the applicable Formula Price for each Agreement Product or Improved Agreement Product(s), except as provided in subsection (b) below.  The parties shall attempt in good faith to agree in writing upon mutually acceptable minimum pricing for the Agreement Products in sizes other than the 0.9cc Treatment Syringe and for any Improved Agreement Product(s); provided, however, the Distributor shall pay the reasonable up-front costs incurred in connection with changes to the syringe size.

                (b)           If Genzyme has appointed a new distributor in the Territory pursuant to Section 2.3 and the Distributor has the right to distribute the Agreement Products and any Improved Agreement Product(s) in the Territory, the supply pricing for the Distributor’s purchase of the Agreement Products and any Improved Agreement Product(s) for resale in the Territory shall not exceed the supply pricing paid for the Agreement Products and any Improved Agreement Product(s) by such new distributor appointed by Genzyme within the Territory.  For the avoidance of doubt, in such event Genzyme or any Affiliate of Genzyme shall have the right to sell the Agreement Products or any Improved Agreement Product(s) in any such country at any price, including a price that is lower than the then applicable Minimum Price.

                (c)           The price initially payable by the Distributor to Genzyme for each unit of the Agreement Products during each month of each Agreement Year shall be the applicable Minimum Price (subject to adjustment at the close of each applicable Contract Quarter and Agreement Year in accordance with Section 7.2(d) below).

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                (d)           Within          ***          after the end of each Contract Quarter and Agreement Year, the applicable Formula Price for each Agreement Product shall be calculated and an adjustment resulting from the difference between the applicable Formula Prices determined for each month of each Contract Quarter and Agreement Year and the applicable Formula Price calculated for the applicable Contract Quarter and Agreement Year shall be paid by the Distributor or Genzyme, as appropriate, to the other party with respect to all units of the Agreement Products sold by the Distributor in the Territory during such Contract Quarter and Agreement Year, such payment to be made within               ***              after the end of such         ***        period following the end of such Contract Quarter and Agreement Year.  The price calculated annually in this manner shall be the final price payable for all units of the Agreement Products sold by the Distributor or any Affiliate during such Agreement Year.  For the avoidance of doubt, the aggregate amount payable by Distributor for the Agreement Products and any Improved Agreement Product(s) for any Agreement Year shall in no event be lower than the applicable Minimum Price for each Agreement Product multiplied by the total units sold in such Agreement Year in the Territory.

                (e)           Within                  ***               following the end of each calendar month in each Agreement Year, the Distributor shall submit to Genzyme written reports detailing the units and value of the Distributor’s and its Affiliates’ Net Retail Sales and aggregate number of units sold of the Agreement Products and any Improved Agreement Product(s) in the Territory during the immediately preceding calendar month.

                (f)            Within             ***            following the end of each Agreement Year, the Distributor shall submit to Genzyme written reports detailing the Distributor’s and its Affiliates’ sales of the Agreement Products and any Improved Agreement Product(s) during the immediately preceding Agreement Year, which reports shall contain the Net Retail Sales of the Agreement Products and any Improved Agreement Product(s) in the Territory, and the aggregate number of units of the Agreement Products and any Improved Agreement Product(s) sold in the Territory during the applicable Agreement Year.

                (g)           All purchases of the Agreement Products and any Improved Agreement Product(s) hereunder shall be billed and paid in Dollars within           ***        after the later of the date of delivery or the date of the Distributor’s receipt of the invoice for each shipment of same to the Distributor.

                7.3.          Sales and Supply Forecasts; Accounts.

                (a)           At least          ***        prior the end of each Contract Quarter, the Distributor shall provide to Genzyme an updated rolling             ***            supply forecast of units of all unit sizes of each Agreement Product and any Improved Agreement Product(s) in the Territory to be obtained by the Distributor for resale (“Supply Forecast”).  The first    ***

    ***    of each Supply Forecast shall constitute a binding commitment by the Distributor to purchase such quantity of Agreement Products and any Improved Agreement Product(s) (“Binding Forecast”) and the remaining           ***         shall be based on the Distributor’s good faith estimate as of the date thereof and shall not bind Distributor in any way (“Non-

***            Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

Binding Forecast”).  Any Binding Forecast for any             ***            may differ from the Non-Binding Forecast for such             ***            previously provided by the Distributor; provided, that Binding Forecast for any             ***            shall not vary (whether up or down) from the Non-Binding Forecast for such                 ***            by more than      ***

          ***         with respect to each month.

                (b)           The Distributor shall maintain books of account with respect to its sales of the Agreement Products and any Improved Agreement Product(s) in the Territory.  Genzyme shall have the right, not more than once during each calendar year, to have an independent accountant selected and retained by Genzyme (reasonably acceptable to Distributor, provided that any “big four” accounting firm shall be deemed reasonable) to inspect and examine such books of the Distributor during regular business hours for the purpose of verifying the statements of the aggregate Net Retail Sales of all Dermal Tissue Augmentation Products for all purposes hereunder, including verification of applicable Formula Price and the royalties described in Section 8.  The cost of each such audit shall be borne by Genzyme unless a material error is discovered in the course of such audit, in which case the cost shall be borne by the Distributor.  For purposes of this Section 7.3(b), a material error shall be defined as an understatement of             ***            or more of the aggregate amount owed to Genzyme with respect to sales of Dermal Tissue Augmentation Products in the Territory.  Any additional payments required as a result of such inspection and examination shall be immediately paid to Genzyme and shall bear interest from the date such amount would otherwise have been paid until the date of actual payment at the rate per annum set forth in Section 20.  Such independent accounting firm shall conduct such inspections and examinations under conditions of confidentiality.

                7.4.          Shipment and Delivery; Packaging; Shelf Life.

                (a)           Genzyme or an Affiliate of Genzyme shall arrange for shipment to the Distributor of the Agreement Products and any Improved Agreement Product(s) ordered by the Distributor             ***           .  The Distributor shall pay all customs duties, sales taxes and other governmental charges relating to the Agreement Products and any Improved Agreement Product(s), and shall be solely responsible for clearing such products through customs throughout the Territory.

                (b)           The Distributor shall submit a binding purchase order setting forth the quantities, delivery date and shipping instructions with respect to each shipment of the Agreement Products and any Improved Agreement Product(s), such purchase orders to be received by Genzyme at least           ***          prior to the requested delivery date; provided that the Distributor shall not submit any purchase order for fewer than         ***        of the Agreement Products or the Improved Agreement Product(s) (although multiple delivery site for purchase orders shall be allowed).  Genzyme shall have no obligation to supply Distributor with quantities of the Agreement Product(s) and Improved Agreement Product(s) in excess of the amounts in the then current Supply Forecast for the relevant period.  For the avoidance of doubt, all purchase orders submitted with respect to any Agreement Products prior to the Launch of such Agreement Product shall be binding.

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                (c)           Each unit of an Agreement Product and any Improved Agreement Product(s) shipped to the Distributor shall have, as of the time of delivery, a remaining shelf life of no less than          ***         less than the maximum shelf life for such product, as approved by the FDA.  Genzyme shall continually use its best efforts at all times during the term hereof to maintain a                  ***                 shelf life for the Agreement Products and any Improved Agreement Product(s).  Genzyme’s “best efforts” in this section shall mean that Genzyme shall use such methods, exercise such degree of effort and diligence, and adhere to such standards as are commercially reasonable.

                7.5.          Title.  Legal title to all quantities of the Agreement Products and any Improved Agreement Product(s) sold hereunder shall remain in Genzyme until delivery of the Agreement Products and any Improved Agreement Product(s) to Distributor or its agent and acceptance thereof, and upon such delivery and acceptance the title to such Agreement Products and any Improved Agreement Product(s) shall, without further action, be transferred to and vested in the Distributor.

                7.6.          Risk of Loss.  Genzyme shall bear all risk of loss of, or damage to, all units of the Agreement Products and any Improved Agreement Product(s) to the extent the same is in its possession or the possession of its Affiliates, nominees or agents.  The Distributor shall bear all risk of loss of, or damage to, all units of the Agreement Products and any Improved Agreement Product(s) after delivery to a common carrier for shipment to the Distributor in accordance with Section 7.4.

                7.7.          Acceptance.                                          ***

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                                                                                ***                           .  All units of the Agreement Products and any Improved Agreement Product(s) delivered to Distributor pursuant to this Agreement shall be              ***

                                                                                ***

                                                                                ***

                                                      ***                           , the applicable specification listed in Exhibit A.  Any non-conformity which arises after acceptance by Distributor directly associated with Product specification shall be the responsibility of Genzyme unless such non-conformity is due to improper storage conditions subsequent to delivery of the Agreement Products.  All other non-conformities of the Agreement Products shall be the responsibility of the Distributor.  Genzyme and the Distributor agree to consult with each other in order to resolve the discrepancy between each other’s determinations.  If such consultation does not resolve the discrepancy, the parties agree to nominate a reputable independent laboratory, acceptable to both parties, that shall carry out tests on representative samples taken from such shipment, and the results of such tests shall be binding on the parties.  Genzyme shall at its expense replace any such shipment to the extent that it does not conform to the Agreement Product Specifications.  All defective units of the Agreement Products or any Improved Agreement Product(s) shall be returned to Genzyme at the address set forth in

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Section 24 of this Agreement, accompanied or preceded by a reasonably detailed statement of the claimed defect or non-conformity and proof of date of purchase, and packed and shipped according to instructions provided by Genzyme.  The shipping costs of any such returned units shall be borne by Genzyme, unless such units are determined not to be defective under the terms of this Agreement, in which case such shipping costs shall be borne by the Distributor.

                7.8.          Purchase Orders.  The provisions of this Agreement shall prevail over any inconsistent statement or provisions contained in any document related to this Agreement passing between the parties hereto including, but not limited to, any purchase order, acknowledgment, confirmation or notice.

                7.9.          Limited Warranty; Limitation on Liability.

                Genzyme represents and warrants that the Agreement Products and any Improved Agreement Product(s) supplied to the Distributor hereunder shall:

                (a)           conform to the Agreement Product Specifications, as applicable; and

                (b)           be manufactured, labelled, packaged and tested (while in the possession or control of Genzyme) in accordance with the applicable Product License Approvals therefor and all applicable laws and regulations in the Territory relating to the manufacture, labelling, packaging and testing of the Agreement Products, and shall be manufactured for use for the indications specified in the applicable Product License Approvals therefor.

                THE FOREGOING WARRANTY IS THE SOLE AND EXCLUSIVE WARRANTY GIVEN BY GENZYME WITH RESPECT TO THE AGREEMENT PRODUCTS, AND GENZYME GIVES AND MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, OTHER THAN THE FOREGOING.  WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, NO IMPLIED WARRANTY OF MERCHANTABILITY, NO IMPLIED WARRANTY OF FITNESS FOR ANY PARTICULAR PURPOSE, AND NO IMPLIED WARRANTY ARISING BY USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE IS GIVEN OR MADE BY GENZYME OR SHALL ARISE BY OR IN CONNECTION WITH ANY SALE OR PROVISION OF THE AGREEMENT PRODUCTS BY GENZYME, OR THE DISTRIBUTOR’S (OR ITS AFFILIATES’) USE OR SALE OF THE AGREEMENT PRODUCTS, OR GENZYME’S AND/OR THE DISTRIBUTOR’S (OR ITS AFFILIATES’) CONDUCT IN RELATION THERETO OR TO EACH OTHER.  NO REPRESENTATIVE OF GENZYME IS AUTHORIZED TO GIVE OR MAKE ANY OTHER REPRESENTATION OR WARRANTY OR TO MODIFY THE FOREGOING WARRANTY IN ANY WAY.

                The limited warranty set forth in this Section 7.9 does not apply to any non-conformity of the Agreement Products or any Improved Agreement Product(s) resulting from (a) repair or alteration by any party other than Genzyme or its Affiliates, (b) misuse, negligence, abuse, accident, mishandling or storage in an improper environment by any party other than Genzyme or its Affiliates, or (c) use, handling, storage or maintenance other than in accordance with instructions and recommendations provided by Genzyme or its Affiliates.

                Genzyme’s obligation with respect to units of the Agreement Products and any Improved Agreement Product(s) which do not meet the warranty contained herein is limited to replacement of such units of the Agreement Products or Improved Agreement Product(s) as applicable, provided that such units are returned to Genzyme accompanied by a reasonably detailed statement of the claimed defect or non-conformity and proof of purchase, and packed and shipped according to instructions provided by Genzyme, and only if, upon examination by Genzyme, such units of the Agreement Products or the Improved Agreement Product(s) are determined to have been defective under the terms of this Agreement.

                GENZYME’S LIABILITY, AND THE EXCLUSIVE REMEDY, IN CONNECTION WITH THE SALE OR USE OF THE AGREEMENT PRODUCTS AND ANY IMPROVED AGREEMENT PRODUCT(S) (WHETHER BASED ON CONTRACT, NEGLIGENCE, BREACH OF WARRANTY, STRICT LIABILITY OR ANY OTHER LEGAL THEORY), SHALL BE STRICTLY LIMITED TO GENZYME’S OBLIGATIONS AS SPECIFICALLY AND EXPRESSLY PROVIDED IN THIS SECTION 7.9 AND IN SECTION 9 BELOW.  EXCEPT AS SPECIFICALLY PROVIDED IN THIS SECTION 7.9 AND IN SECTION 9 BELOW, GENZYME SHALL HAVE NO LIABILITY, OBLIGATION OR RESPONSIBILITY OF ANY KIND, IN ANY WAY OR TO ANY EXTENT, FOR ANY DAMAGES, LOSSES, COSTS, EXPENSES OR LIABILITIES FOR ANY REPRESENTATION OR WARRANTY OF ANY KIND WITH RESPECT TO THE AGREEMENT PRODUCTS AND ANY IMPROVED AGREEMENT PRODUCT(S) OR THE PERFORMANCE THEREOF, OR ARISING IN ANY WAY IN CONNECTION WITH THE PURCHASE OR USE OR INABILITY TO USE THE AGREEMENT PRODUCTS OR ANY IMPROVED AGREEMENT PRODUCT(S), EVEN IF GENZYME HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.  IN NO EVENT WHATSOEVER SHALL GENZYME HAVE ANY LIABILITY, OBLIGATION OR RESPONSIBILITY FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR EXEMPLARY DAMAGES ARISING IN ANY WAY IN CONNECTION WITH THE AGREEMENT PRODUCTS OR ANY IMPROVED AGREEMENT PRODUCT(S) OR THEIR SALE OR USE.

                8.             Royalty Payments by Distributor.

                8.1.          Royalties for Sales of Dermal Tissue Augmentation Products.  The Distributor shall pay to Genzyme a royalty of                                   ***                             by the Distributor and its Affiliates of all Dermal Tissue Augmentation Products (other than sales of the Agreement Products and any Improved Agreement Product(s)) in the Territory, including any countries that are added to the Territory after the Effective Date,       ***

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                ***             .  Such royalty shall be effective commencing on the date of first commercial sale of an Agreement Product in the Territory (i.e.,       ***       ) and shall be paid by not later than       ***        days after the end of each Contract Quarter.

                8.2.          Incremental Royalties.  The Distributor shall pay to Genzyme the following annual royalties (the “Incremental Royalties”) on the Distributor’s and its Affiliates’ total incremental increases in Net Retail Sales of all Dermal Tissue Augmentation Products (including the Agreement Products and any Improved Agreement Product(s)), in the Territory based on the incremental increases, if any, in Net Retail Sales of all Dermal Tissue Augmentation Products in each Agreement Year over a base year amount comprised of Net Retail Sales of Dermal Tissue Augmentation Products in the              ***                      immediately preceding the first commercial sale of either any Agreement Product or any Improved Agreement Product(s):

Increase in Total Sales Over Base Year Amount	Royalty on Total Incremental Sales

***	***
***	***
***	***

The Distributor’s obligation to pay the Incremental Royalties shall               ***

                                                                                ***

                                                                                ***

                             ***                      .  The Incremental Royalty shall be paid by not later than           ***           after the end of each Agreement Year.  For the avoidance of doubt, if the Distributor had no sales of any Dermal Tissue Augmentation Products prior to the first commercial sale of either the Agreement Products or any Improved Agreement Product(s), the Distributor shall be obligated to pay a        ***         royalty on Net Retail Sales of all Dermal Tissue Augmentation products sold after such first commercial sale.

                9.             Indemnification; Confidentiality; Public Announcement.

                9.1.          Indemnification from the Distributor.  Subject to the provisions of Section 9.3, the Distributor shall defend, indemnify and hold Genzyme and its Affiliates and their respective directors, officers, agents and employees harmless from and against any and all liabilities, claims, damages and expenses (including without limitation actual court costs and reasonable attorneys’ fees regardless of outcome) resulting from claims of third parties or arising out of:

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(a)	***
***
***

(b)	***
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(c)	***
***
***

provided, however, that upon Genzyme being advised of any assertions of any such third party claims or suits or upon the bringing or filing of such claims or suits by any third party against Genzyme, Genzyme will promptly notify the Distributor thereof and Genzyme may, at its option, permit the Distributor’s attorneys to handle and control the defense of such claims or suits at the Distributor’s cost and Genzyme will co-operate with the Distributor in the defense thereof.  The parties agree that there shall be no settlements, whether agreed to in court or out of court, without the prior written consent of the indemnifying party.

                9.2.          Indemnification from Genzyme.  Subject to the provisions of Section 9.3, Genzyme shall defend, indemnify and hold the Distributor and its Affiliates and their respective directors, officers, agents and employees harmless from and against any and all liabilities, claims, damages and expenses (including without limitation actual court costs and reasonable attorneys’ fees regardless of outcome) resulting from claims of third parties arising out of:

(a)	***
***
***

(b)	***
***

(c)	***
***
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provided, however, that upon the Distributor being advised of any assertions of any such third party claims or suits or upon the bringing or filing of such claims or suits by any third party against the Distributor, the Distributor will promptly notify Genzyme thereof and, at Genzyme’s cost, permit Genzyme’s attorneys to handle and control the defense of such claims or suits and will co-operate with Genzyme in the defense thereof.  The parties agree that there shall be no settlements, whether agreed to in court or out of court, without the prior written consent of the indemnifying party.

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                9.3.          Limitation on Liability.

                NOTWITHSTANDING ANY PROVISION TO THE CONTRARY IN SECTIONS 9.1 AND 9.2 ABOVE, OR ANY OTHER PROVISION OF THIS AGREEMENT, IN NO EVENT (INCLUDING THE FAULT, NEGLIGENCE OR STRICT LIABILITY OF EITHER PARTY) SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR EXEMPLARY DAMAGES OTHER THAN TO THE EXTENT NECESSARY TO REIMBURSE SUCH OTHER PARTY FOR DAMAGES ACTUALLY PAID TO A NON-AFFILIATED THIRD PARTY, PROVIDED THAT SUCH DAMAGES ARE OTHERWISE COVERED BY THE PROVISIONS OF SECTION 9.1 OR SECTION 9.2, AS THE CASE MAY BE.

                9.4.          Confidential Information.  All information acquired by either party (the “Recipient”) from the other party or any of its Affiliates (the “Discloser”) during the term of this Agreement or prior to the Effective Date, relating directly or indirectly to the present or potential business, operations, corporate, technical or financial situation of the Discloser, or to manufacturing know-how, patents, data, test results, techniques, processes, procedures, raw materials, dealer, supplier and customer lists, pre-clinical and clinical protocols or any improvements thereof of the Discloser (“Confidential Information”) is confidential, and shall be held in trust by the Recipient for the exclusive benefit of the Discloser.  Unless otherwise agreed to in writing by the Discloser, the Recipient shall not at any time, either during or subsequent to the term of this Agreement, use for itself (other than in accordance with the terms of this Agreement) or any other Person, or disclose or divulge to any Person, other than to those of its employees and advisors and Affiliates who require the same for the purposes hereof and who are bound by the same obligations of confidentiality, non-disclosure and non-use as set forth herein, any Confidential Information or any other confidential or proprietary information of the Discloser of which the Recipient may acquire knowledge; provided, however, that the confidentiality, non-disclosure and non-use provisions contained in this Section 9.4 shall not apply to any information or data to the extent that the Recipient:

                (a)           shall demonstrate by clear and convincing evidence that such information or data is known generally to persons in the trade through no act or omission of the Recipient or any of its Affiliates;

                (b)           is required by any government authority to disclose such information or data, including without limitation for the purposes of obtaining and maintaining any Product License Approvals under this Agreement; or

                (c)           shall demonstrate by its written records was disclosed to or created by it or its Affiliates on a non-confidential basis from a source other than the Discloser or its Affiliates and that such disclosure or creation did not constitute a breach of any applicable confidentiality obligations.

Confidential Information shall be immediately returned to the Discloser upon termination of this Agreement, along with any copies, reproductions, digests, abstracts or the like of all or any part thereof in the Recipient’s possession or under the Recipient’s control, and upon such return any computer entries or the like relating thereto shall, to the extent legally permissible, be destroyed.  Such return (and destruction) will not affect the Recipient’s obligations hereunder which shall survive indefinitely.  Notwithstanding anything herein to the contrary, the provisions of this Section 9.4 shall be subject to Genzyme’s rights under Section 3.6.

                9.5.          Public Announcement.  Except as shall be necessary for governmental notification purposes or to comply with applicable laws and regulations, and except as otherwise agreed to by the parties hereto in writing, the parties agree to keep the existence of this Agreement, and the transactions contemplated hereby, strictly confidential.  In the event that a party must file this document or otherwise disclose any of its subject matter pursuant to public filing requirements, such party shall seek confidential treatment of those portions of the Agreement as the parties shall mutually agree upon.  The parties shall agree upon the text of an initial public announcement (including any Form 8-K) relating to the transactions contemplated by this Agreement as soon as possible.  Any subsequent public announcements regarding this Agreement or the transactions contemplated herein shall also be agreed upon in writing between the parties prior to any release thereof.

                10.          New Products.

                10.1                                                                         ***

                                              ***                                        ,  Distributor shall not commercialize nor begin the commercialization process with respect to or acquire any New Product anywhere in the International Territory or the United States, either independently or in conjunction with one or more third parties, unless and until the following conditions have been satisfied:

                (a)           Distributor has made a commercially reasonable written offer to Genzyme to participate with Distributor in the development and commercialization of such New Product; and

                (b)           Genzyme has failed to accept such written offer within        ***         of its receipt of such offer.

                In the event that Genzyme fails to accept any written offer made by Distributor pursuant to this Section 10.1 within        ***         of Genzyme’s receipt thereof, then Distributor, subject to the terms of this Agreement, shall have the right to independently or with other parties develop and/or commercialize any New Product to which such written offer relates; provided, however, that any such New Product does not infringe upon any intellectual property rights of Genzyme.  Distributor shall not be required to make the written offer to Genzyme set forth in Section 10.1(a) above only to the extent that it is prevented from doing so due to the patented proprietary rights of a third party.

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                (c)           At all times during the term of this Agreement, Distributor shall notify Genzyme in writing within                   ***               of each occurrence of one or more of the following:

(i)

Distributor’s entering into an agreement with one or more third parties with regard to the development, acquisition and/or commercialization of any New Product, and Distributor shall provide to Genzyme notice of such agreement and any and all agreements relating thereto and a non-confidential summary of such agreements; or

(ii)

Distributor’s commencing a clinical trial (either alone or in conjunction with a third party) with respect to any New Product, together with a notice of the commencement of such clinical trial and a list of all countries where such clinical trials will take place; or

(iii)

Distributor’s filing of an application (either alone or in conjunction with a third party) for marketing approval with the FDA or an equivalent regulatory agency in any country with respect to any New Product stating in which countries any such filings have been made.

10.2		***
***
***

	(i)	***
***
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	(ii)	***
***

***
***
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                10.3.        Nothing in this Section 10 shall be construed, by implication or otherwise, (i) to effect any sale or license of proprietary Genzyme technology (including any New Products), (ii) to grant any license relating to Genzyme’s proprietary methods of formulating, fabricating and manufacturing the Agreement Products, Improved Agreement Product(s) or New Products, or (iii) to grant Distributor any rights in or to any proprietary technology or patents or trademarks of Genzyme.

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                11.          Steering Committee.  To facilitate the performance of the parties under this Agreement, the parties shall establish a steering committee (the “Committee”).  The Committee shall be comprised of not less than        ***         representatives, with    ***

 members designated by each party.  The initial members of the Committee shall be identified by the parties within sixty (60) days of the Effective Date.  The size of the Committee may be changed from time to time by mutual agreement of the parties so long as the number of representatives designated by each party is equal.  Upon the request of either party, the Committee may allow persons other than its voting members to attend and participate on a non-voting basis at the meeting of the Committee.  The Committee shall meet either in person or by teleconference at least                    ***                .  The Committee may appoint a member who shall be responsible for the preparation of written minutes of each meeting, which minutes shall be subject to Committee approval.  The Committee shall be responsible for ensuring that any and all obstacles or issues that arise are resolved promptly and efficiently.  Decisions of the Committee shall be made by consensus (a majority of the members of the Committee).  If, after a period of seven (7) days, a matter is still not resolved, it shall be resolved in accordance with Section 19.  The Committee shall not have authority to change the responsibilities or either party under this Agreement or to otherwise amend this Agreement.

                12.          Representations of Genzyme.  Genzyme represents, warrants and covenants as follows:

                12.1.        It is a corporation duly organized and validly existing under the laws of the Commonwealth of Massachusetts with the full power to conduct its affairs as currently conducted and contemplated hereunder.  All necessary action has been taken to enable it to execute and deliver this Agreement and perform its obligations hereunder.

                12.2.        This Agreement is a valid and binding obligation of Genzyme enforceable in accordance with its terms.  Genzyme has the unencumbered right to enter into this Agreement and to fulfill its duties hereunder.  It is not and will not become a party to any agreement in conflict herewith.  Accordingly, Genzyme has the right to appoint the Distributor as the exclusive distributor of the Agreement Products in the Territory in accordance with the terms of this Agreement and such appointment will not constitute a breach of any existing contractual or other arrangements between Genzyme and any Affiliated or non-Affiliated third party, nor shall it infringe the rights of any Affiliated or non-Affiliated third party.

                12.3         No approval, consent, order, authorization or license by, giving notice to or taking any other action with respect to, any governmental or regulatory authority is required in connection with the execution and delivery of this Agreement by Genzyme and the performance by Genzyme of its obligations hereunder.

                13.          Representations of the Distributor.  The Distributor represents, warrants and covenants as follows:

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                13.1         It is a corporation duly organized and validly existing under the laws of California with full power to conduct its affairs as currently conducted and contemplated hereunder.  All necessary action has been taken to enable it to execute and deliver this Agreement and perform its obligations hereunder.

                13.2.        This Agreement is the Distributor’s valid and binding obligation enforceable in accordance with its terms.  The Distributor has the unencumbered right to enter into this Agreement and to fulfill its obligations hereunder.  It is not and will not become a party to any agreement in conflict herewith.  Accordingly, the Distributor has the right to act as the exclusive distributor of the Agreement Products in the Territory in accordance with the terms of this Agreement and the performance of its obligations hereunder will not constitute a breach of any existing contractual or other arrangements between the Distributor and any Affiliated or non-Affiliated third party, nor shall it infringe the rights of any Affiliated or non-Affiliated third party.

                13.3.        No approval, consent, order, authorization or license by, giving notice to or taking any other action with respect to any governmental or regulatory authority is required in connection with the execution and delivery of this Agreement by the Distributor and the performance by the Distributor of its obligations hereunder.

                14.          Insurance.  Each party hereto shall (a) obtain and maintain such insurance policies as are adequate to cover its respective obligations hereunder and which are consistent with normal business practices of prudent companies similarly situated and (b) provide the other party, upon request, with certificates of insurance confirming the existence of such insurance policies.

                15.          Infringement.  Each of the Distributor and Genzyme will promptly notify the other party in writing of any infringement of a Patent or Trademark or unauthorized disclosure or use of any Confidential Information, of which it becomes aware in the Territory.  Genzyme shall have the exclusive right at its own cost to take all legal action in the Territory it deems necessary or advisable to eliminate or minimize the consequences of such infringement of a Patent or Trademark in the Territory.  For the purpose of taking any such legal action, Genzyme shall have the right, subject to the Distributor’s consent which consent shall not be unreasonably withheld or delayed, to use the name of the Distributor as plaintiff, either solely or jointly in accordance with the applicable rules of procedure; provided that Genzyme shall give the Distributor prior notice of such use of the Distributor’s name.  The Distributor shall promptly furnish Genzyme with whatever written authority may be required in order to enable Genzyme to use the Distributor’s name in connection with any such legal action, and shall otherwise cooperate fully and promptly with Genzyme in connection with any such action.  All proceeds realized upon any judgment or settlement regarding such action shall belong to Genzyme.

                16.          Regulatory Activities; Clinical Trials and Marketing Studies.

                16.1.        General.

                (a)           Except as otherwise set forth in Section 7.1(d), Genzyme shall be responsible for maintaining at its cost the Product License Approvals required for the marketing and sale of the Agreement Products and any Improved Agreement Product(s) in the Territory throughout the term of this Agreement.

                (b)           Genzyme shall hold in its name all regulatory approvals required for the marketing and sale of the Agreement Products and any Improved Agreement Product(s) in the Territory.

                (c)           The Distributor and Genzyme shall provide reasonable advice and assistance to each other as may be necessary to obtain and maintain Product License Approvals.

                (d)           During the term of this Agreement, each party shall immediately notify the other in writing in the event that such party becomes aware of any failure of the Agreement Products and any Improved Agreement Product(s) to comply with any of the requirements therefor specified in any Product License Approvals.

                (e)           Each of the Distributor and Genzyme shall keep the other advised of regulatory interactions, activities and correspondence relating to the Agreement Products and any Improved Agreement Product(s) on at least a quarterly basis, and any matters requiring immediate attention shall be communicated as soon as practicable.  Notwithstanding the foregoing, within        ***         of receipt by Genzyme of any letter from the FDA indicating that any Agreement Product is approvable, Genzyme shall deliver a copy of such letter to the Distributor.

                (f)            The parties shall attempt in good faith to agree in writing upon the roles and responsibilities of each party with respect to the performance of any Phase IV post-marketing clinical trials with respect to the Agreement Products, including (i) the overall management of such clinical trails, including supervision of any third party contract research organizations, investigators and site monitors; (ii) the management and analysis of data resulting from such clinical trials, including supervision of third party reviewers, biostatisticians and other persons participating in the organization and analysis of the clinical trail; and (iii) drafting the final clinical study report.

                16.2.        Marketing Studies.  The parties agree that if any marketing-related studies are deemed necessary, such studies will not delay the Launch of Captique in the Territory.  The protocols for any marketing-related studies requested by the Distributor will be developed jointly by Genzyme and the Distributor, and the Distributor will be responsible for conducting and managing such studies at its own expense.  Genzyme shall have the right to audit the performance of any marketing-related studies performed by or on behalf of the

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Distributor.  The results of such studies will not be published or publicized in any way without the prior written approval of Genzyme.

                17.          Further Assurances.  The parties hereto agree to execute such further or other documents and assurances as are necessary from time to time in order to give effect to the provisions of this Agreement.

                18.          Assignment.  The rights and obligations of the parties hereto shall inure to the benefit of and shall be binding upon the authorized successors and permitted assigns of each party.  Neither party may assign its rights or obligations under this Agreement or may designate another person to perform all or part of its obligations under this Agreement, or to have all or part of its rights and benefits under this Agreement without the prior written consent of the other party, except to an Affiliate or to a successor of the business, by merger or otherwise, to which this Agreement relates, provided that in the case of an assignment to an Affiliate the assigning party shall promptly notify the other party in writing of such assignment and shall remain liable (both directly and as guarantor) with respect to all obligations so assigned.  In the event of any assignment or in the event that an Affiliate of either party shall exercise rights and/or perform obligations hereunder pursuant to the terms of this Agreement, the assignee or Affiliate, as the case may be, shall specifically assume and be bound by the provisions of the Agreement by executing and agreeing to an assumption agreement satisfactory to the other party hereto.

                19.          Governing Law; Arbitration; Injunctive Relief.

                (a)           Governing Law.  This Agreement shall be governed by and construed in accordance with the internal and substantive laws of the Commonwealth of Massachusetts, United States of America.

(b)           Dispute Resolution.  In the event of any dispute touching or concerning this Agreement, the parties hereby agree to submit such dispute:

(i)            first, to the Committee, and if the dispute is not successfully resolved by the Committee within a period of seven (7) days though good faith discussions; then

(ii)           second, to the most senior executive officer of the business unit of each party responsible for the business of the Agreement Products, or their designees, and if the dispute is not successfully resolved by these senior executive officers within a period of twenty (20) days through good faith discussions, or such other period as is agreed upon in writing by the parties; then

(iii)          third, for arbitration in Boston, Massachusetts under the Rules of the American Arbitration Association in effect on the date of this Agreement (the “Rules”) by arbitrators appointed in accordance with said Rules.  Any decision of such arbitrators shall be written and shall be final and binding upon the parties.  In any arbitration pursuant to this Section the award shall be rendered by a majority of three (3) arbitrators, one (1) of whom shall be appointed by each party and the third of whom shall be appointed by mutual agreement of the two (2) party-appointed arbitrators.  In the event of failure of a party to appoint an arbitrator within thirty (30) days after commencement of the arbitration proceeding or in the event of failure of the two (2) party-appointed arbitrators to agree upon the appointment of the third arbitrator within thirty (30) days after commencement of the arbitration proceeding, such arbitrator shall be appointed by the American Arbitration Association in accordance with the Rules.  The arbitrators shall apply the governing law set forth in this Section.  Judgment upon an award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

                (c)           Each of the parties hereto acknowledges and agrees that damages will not be an adequate remedy for any material breach or violation of this Agreement if such material breach or violation would cause immediate and irreparable harm (an “Irreparable Breach”).  Accordingly, notwithstanding the provisions of Section 19(a) to the contrary, in the event of a threatened or ongoing Irreparable Breach, each party hereto shall be entitled to seek, in any state or federal court in the state of the principal offices of the other party, equitable relief of a kind appropriate in light of the nature of the ongoing threatened Irreparable Breach, which relief may include, without limitation, specific performance or injunctive relief; provided, however, that if the party bringing such action is unsuccessful in obtaining the relief sought, the moving party shall pay the non-moving party’s reasonable costs, including attorney’s fees, incurred in connection with defending such action.   Such remedies shall not be the parties’ exclusive remedies, but shall be in addition to all other remedies provided in this Agreement.

                20.          Severability.  In the event that any provision of this Agreement shall be held by a court of competent jurisdiction or by any governmental body to be invalid or unenforceable, such provision shall be deemed severable and the remaining parts and provisions of this Agreement shall remain in full force and effect.

                21.          Force Majeure.  Each of the parties shall be excused from the performance of its obligations hereunder in the event such performance is prevented by force majeure, and such excuse shall continue as long as the condition constituting such force majeure continues.  For the purpose of this Agreement, force majeure is defined as contingencies beyond the reasonable control of either party, including, without limitation, acts of God, judicial or regulatory action, war, civil commotion, destruction of production facilities or materials by fire, earthquake or storm and labor disturbances (whether or not any such labor disturbance is within the power of the affected party to settle).

                22.          Interest.  Any overdue amounts payable by either party hereunder shall bear interest compounded monthly at                                  ***

                                                              ***                                          , or, if lower, the highest rate permissible by applicable law, from the due date until the date of payment.

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                23.          No Partnership or Agency.  This Agreement and the relations hereby established by and between Genzyme and the Distributor do not constitute a partnership, joint venture, agency or contract of employment between them.

                24.          Notices.  All communications in connection with this Agreement shall be in writing and delivered personally or sent by postage prepaid first class mail, nationally recognized overnight courier service, or facsimile, and if relating to default, late payment or termination, delivered personally or by certified mail, return receipt requested, facsimile or courier, addressed to each party as set forth below:

To Genzyme:                                                                           Genzyme Corporation
500 Kendall Street
Cambridge, Massachusetts  02142
Attention:  General Counsel
Facsimile:  (617) 252-7553

with a copy to:                                                                 Genzyme Corporation
55 Cambridge Parkway
Cambridge, Massachusetts  02142

Attention:  President, Genzyme Biosurgery
Facsimile:  (617) 761-8918

To Distributor:                                                                 Inamed Medical Products Corporation

                                                                                                                                                5540 Ekwill Street, Suite D

                                                                                                                                                Santa Barbara, California 93111

                                                                                                                                                Attn: Nicholas L. Teti and Joseph A. Newcomb, Esq.

 or to such other address as the addressee shall last have designated by notice to the communicating party.  The date of giving any notice shall be the date of its actual receipt.

                25.          Survival.  The provisions of Sections 3.3, 3.6, 3.7, 3.8, 6.2, 9.1, 9.2, 9.3, 9.4, 9.5, 18 and 25 of this Agreement shall survive the termination or expiration of this Agreement (as the case may be) and shall remain in full force and effect.  The provisions of this Agreement that do not survive termination or expiration hereof (as the case may be) shall, nonetheless, be controlling on, and shall be used in construing and interpreting the rights and obligations of the parties hereto with regard to, any dispute, controversy or claim which may arise under, out of, or in connection with this Agreement.

                26.          Miscellaneous.  This Agreement sets forth the entire agreement between the parties with respect to the transactions and arrangements contemplated hereby and supersedes all prior oral or written arrangements, including the Original Agreement and Section 16 of the Development Agreement and Amendment.  This Agreement may be modified or amended only by a written instrument executed and delivered by both parties.  None of the provisions of this Agreement shall be deemed to have been waived by any act or acquiescence on the part of either party except by an instrument in writing signed and delivered by the party executing the waiver.  This Agreement may be executed in several identical counterparts, each of which shall be an original, but all of which constitute one instrument, and in making proof of this Agreement it shall not be necessary to produce or account for more than one such counterpart.

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                IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

INAMED MEDICAL PRODUCTS CORPORATION

By:	/s/ Nicholas L. Teti, Jr.
Nicholas L. Teti, Jr.
Chairman and Chief Executive Officer

GENZYME CORPORATION

By:	/s/ C. Ann Merrifield
C. Ann Merrifield
President, Genzyme Biosurgery

EXHIBITS

Exhibit A                                —            Agreement Products Specification and Approval Documents

Exhibit B                                —            Patents and Trademarks

EXHIBIT A

Agreement Products Specification and Approval Documents

1.  Hylaform

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2.  Hylaform Plus

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3.  Captique

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EXHIBIT B

Patents and Trademarks

Patents

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Trademarks

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